UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 31, 2007

RBSGC Mortgage Loan Trust, 2007-A
(Issuing Entity)

Greenwich Capital Acceptance, Inc.
(Exact Name of Depositor as Specified in its Charter)

Greenwich Capital Financial Products, Inc..
(Exact Name of Sponsor as Specified in its Charter)

Greenwich Capital Acceptance, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-130961	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Registrant registered offerings of its RBSGC Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2007-A on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130961) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $474,653,693 aggregate principal amount of Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 3-A-1, Class 3-A-2, Class X, Class PO, Class R, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates of its RBSGC Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2007-A on January 31, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 30, 2007, as supplemented by the Prospectus Supplement dated January 30, 2007 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other material agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of January 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, and Deutsche Bank National Trust Company, as Trustee and Custodian. The “Certificates” consist of the following classes: Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 3-A-1, Class 3-A-2, Class X, Class PO, Class R, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain fixed rate, fully amortizing and balloon, first lien residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $480,662,573.92 as of January 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Pooling and Servicing Agreement dated as of January 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, and Deutsche Bank National Trust Company, as Trustee and Custodian.

99.1	Mortgage Loan Purchase Agreement dated as of January 1, 2007, between Greenwich Capital Acceptance, Inc., as Purchaser, and Greenwich Capital Financial Products, Inc., as Seller.

99.2
Seller’s Warranties and Servicing Agreement dated as of December 1, 2006 (WFHM 2006-W109), between Greenwich Capital Financial Products, Inc., as Purchaser, and Wells Fargo Bank, N.A. as Seller and Servicer.

99.3
Reconstituted Servicing Agreement dated as of January 1, 2007, by and between Greenwich Capital Financial Products, Inc. and Wells Fargo Bank, N.A., as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By: /s/ Pat Leo
Name: Pat Leo
Title: Vice President

Dated: January 31, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1
Pooling and Servicing Agreement dated as of January 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, and Deutsche Bank National Trust Company, as Trustee and Custodian.

99.1	Mortgage Loan Purchase Agreement dated as of January 1, 2007, between Greenwich Capital Acceptance, Inc., as Purchaser, and Greenwich Capital Financial Products, Inc., as Seller.

99.2
Seller’s Warranties and Servicing Agreement dated as of December 1, 2006 (WFHM 2006-W109), between Greenwich Capital Financial Products, Inc., as Purchaser, and Wells Fargo Bank, N.A. as Seller and Servicer.

99.3
Reconstituted Servicing Agreement dated as of January 1, 2007, by and between Greenwich Capital Financial Products, Inc. and Wells Fargo Bank, N.A., as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee.

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